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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported) March 9, 2004 (March 8, 2004)

                              Pharmion Corporation
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             (Exact name of registrant as specified in its charter)

           Delaware                     000-50447                 84-1521333
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(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)

2525 28th Street, Boulder, Colorado                                  80301
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code               720-564-9100

________________________________________________________________________________
          (Former name or former address if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure

        On March 8, 2004, Pharmion Corporation, a Delaware corporation (the "Company"), issued a press release announcing that the all of its outstanding $14 million of convertible notes due in 2008 have been converted into shares of Pharmion Corporation common stock. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

        (c) Exhibits

        99.1 Press Release, dated March 8, 2004, entitled "Pharmion Corporation Announces Conversion of Convertible Notes" and "Retires $14 million in Debt."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       PHARMION CORPORATION

                            Date: March 9, 2004    By: /s/ Erle T. Mast
                                                       -------------------------
                                                         Erle T. Mast
                                                         Chief Financial Officer


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